Details of expenses and products by function	12 Months Ended
Dec. 31, 2020
Details of expenses and products by function
Details of expenses and products by function

Note 17: Details of expenses and products by function

17.1 Research and Development expenses

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2018	2019	2020
Personnel expenses	(2,962)	(3,063)	(2,553)
Purchases and external expenses	(9,539)	(8,660)	(10,459)
Other	(190)	(214)	(251)
Research and development expenses	(12,691)	(11,937)	(13,263)
Research tax credit	3,133	2,807	3,328
Subsidies	45	41	14
Research tax credit and subsidies	3,178	2,848	3,342
Research and development expenses, net	(9,513)	(9,089)	(9,921)

The decrease in personnel expenses in 2020 compared to 2019 is related to the downsizing of the Company’s structure initiated during the second half of 2019 and also to a lower average salary for new employees in 2020.

Research and development expenses relate to activities in connection with conducting clinical trials, non-clinical studies of the drug candidates for the treatment of age-related diseases and the treatment of severe respiratory failure in patients suffering from COVID-19. The increase in purchases and external expenses between 2019 and 2020 is related to our studies and research costs linked to the progression of our SARA-INT study and the launch of our COVA study. These expenses consisted primarily of the cost of CROs in conducting clinical trials and non-clinical regulatory studies.

The decrease in purchases and external expenses related to the Company's studies and research costs in 2019 compared to 2018 is mainly due to budgetary constraints on current programs in favor of the development of the SARA study. This decision allowed the Company to accelerate patient recruitment in the SARA-INT study.

17.2 General and administrative expenses

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2018	2019	2020
Personnel expenses	(1,804)	(1,998)	(1,796)
Purchases and external expenses	(2,428)	(2,393)	(2,188)
Other expenses	(116)	(2,203)	(37)
General and administrative expenses	(4,348)	(6,593)	(4,021)

Between 2018 and 2019, personnel expenses, including share-based payments, for general management and administrative staff increased by €0.2 million due to the full impact in 2019 of the recruitment of a CFO for its US subsidiary that occurred in late 2018. Personnel expenses, including share-based payments, for general management and administrative staff decreased by €0.2 million in 2020 due to the restructuring of the finance function, and the decrease of 2 employees.

Other purchases and external expenses consisted primarily of administrative expenses associated with being a public listed company in France, accounting and audit fees, and legal fees.

In its decision dated October 1, 2019, the French Stock Exchange Authority, the AMF, imposed a financial penalty of €100 thousand on Biophytis for failing to communicate as soon as possible to the market the privileged information relating to the significant delay in the entry in phase 2 of clinical studies of two drug candidates. The Company has settled this liability along with a late-filing penalty of €10 thousand. This amount is included in the general and administrative expenses in 2019.

The general and administrative expenses for the year ended December 31, 2019 is impacted by the recognition as other expenses of the one-off fees related to the postponed project of listing the Company’s equity securities on the Nasdaq in July 2019.

17.3 Personnel expenses

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2018	2019	2020
Wages and salaries	(4,479)	(4,998)	(3,564)
Share-based payments	(287)	(63)	(785)
Personnel expenses	(4,766)	(5,061)	(4,349)

The Company’s average headcount is 21 as of December 31, 2020 compared to 20 as of December 31, 2019 and to 21 as of December 31, 2018.